EXHIBIT 10.1

EXECUTION COPY

AMENDMENT NO. 4

Dated as of December 28, 2015

to

LOAN AND SECURITY AGREEMENT

Dated as of December 12, 2008

THIS AMENDMENT NO. 4 (this “Amendment”) dated as of December 28, 2015 is entered into by and among TAXI MEDALLION LOAN TRUST III, a Delaware statutory trust (the “Borrower”), AUTOBAHN FUNDING COMPANY LLC, a Delaware limited liability company (the “Conduit Lender”), and DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, as agent (in such capacity, the “Agent”) and as committed lender (in such capacity, the “Committed Lender”).

PRELIMINARY STATEMENTS

A. Reference is made to the Loan and Security Agreement dated as of December 12, 2008 among the Borrower, the Committed Lender, the Conduit Lender and the Agent (as amended by Amendment No. 1 thereto dated as of August 5, 2009, Amendment No. 2 dated as of April 29, 2010, Omnibus Amendment, dated as of December 12, 2013 and as further amended, restated, supplemented or otherwise modified from time to time, the “Loan Agreement”). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Loan Agreement.

B. The parties hereto have agreed to amend the Loan Agreement on the terms and conditions hereinafter set forth.

NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

SECTION 1. Amendments.

1.1 The definition of “Maximum Facility Amount” set forth in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Maximum Facility Amount” means (i) from the Effective Date until but excluding December 28, 2015, $150,000,000, (ii) from December 28, 2015 through but excluding July 1, 2016, $135,00,000 and (iii) from and after July 1, 2016, $125,000,000, in each case, as such amount may be adjusted from time to time pursuant to Section 2.03.

1.2 The definition of “Medallion Funding Net Income” set forth in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Medallion Funding Net Income” means, with reference to any period, the net income (or loss) of Medallion Funding and its Subsidiaries calculated on a consolidated basis for such period in accordance with GAAP (without giving effect to any unrealized gains or losses).

1.3 The definition of “Applicable Advance Rate Percentage” set forth in Section 1.01 of the Loan Agreement is hereby amended and restated in its entirety to read as follows:

“Applicable Advance Rate Percentage” means:

(I) in the case of any Medallion Loan transferred to the Borrower before January 1, 2016:

(a) with respect to each Medallion Loan that is a Category I Medallion Loan, the “Advance Rate” set forth in the chart below opposite the applicable Class of such Eligible Medallion Loan as of the date of determination:

Class of Category I Medallion Loans	Advance Rate
Class A Medallion Loans	95%
Class B Medallion Loans	90%
Class C Medallion Loans	85%
Class D Medallion Loans	60%

(b) with respect to each Medallion Loan that is a Category II Medallion Loan, the “Advance Rate” set forth in the chart below opposite the applicable Class of such Eligible Medallion Loan:

Class of Category II Medallion Loans	Advance Rate
Class A Medallion Loans	90%
Class B Medallion Loans	80%
Class C Medallion Loans	75%
Class D Medallion Loans	55%

(c) with respect to each Medallion Loan that is a Category III Medallion Loan, the “Advance Rate” set forth in the chart below opposite the applicable Class of such Eligible Medallion Loan:

Class of Category III Medallion Loans	Advance Rate
Class A Medallion Loans	85%
Class B Medallion Loans	70%
Class C Medallion Loans	65%
Class D Medallion Loans	50%

; or

(II) in the case of any Medallion Loan transferred to the Borrower on or after January 1, 2016:

(a) with respect to each Medallion Loan that is a Category I Medallion Loan, the “Advance Rate” set forth in the chart below opposite the applicable Class of such Eligible Medallion Loan as of the date of determination:

Class of Category I Medallion Loans	Advance Rate
Class A Medallion Loans	90%
Class B Medallion Loans	85%
Class C Medallion Loans	80%
Class D Medallion Loans	55%

(b) with respect to each Medallion Loan that is a Category II Medallion Loan, the “Advance Rate” set forth in the chart below opposite the applicable Class of such Eligible Medallion Loan:

Class of Category II Medallion Loans	Advance Rate
Class A Medallion Loans	85%
Class B Medallion Loans	75%
Class C Medallion Loans	70%
Class D Medallion Loans	50%

(c) with respect to each Medallion Loan that is a Category III Medallion Loan, the “Advance Rate” set forth in the chart below opposite the applicable Class of such Eligible Medallion Loan:

Class of Category III Medallion Loans	Advance Rate
Class A Medallion Loans	80%
Class B Medallion Loans	65%
Class C Medallion Loans	60%
Class D Medallion Loans	45%

SECTION 2. Condition Precedent. This Amendment shall become effective as of the date (the “Effective Date”) on which the Agent has received a copy of this Amendment duly executed by the Borrower, the Conduit Lender, the Committed Lender, Medallion Funding and the Agent.

SECTION 3. Reference to and Effect on the Loan Agreement.

3.1 Upon the effectiveness of this Amendment, each reference in the Loan Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” “hereby” or words of like import shall mean and be a reference to the Loan Agreement as amended hereby, and each reference to the Loan Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Loan Agreement shall mean and be a reference to the Loan Agreement as amended hereby

3.2 Except as specifically provided herein, the Loan Agreement, the other Loan Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

3.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Agent, the Conduit or the Committed Lender under the Loan Agreement, the other Loan Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

SECTION 4. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK (INCLUDING SECTION 5-1401 OF THE GENERAL OBLIGATIONS LAW OF THE STATE OF NEW YORK BUT OTHERWISE WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES).

SECTION 5. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile or electronic mail shall be effective as delivery of a manually executed counterpart of this Amendment.

SECTION 6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective signatories thereunto duly authorized as of the date first written above.

TAXI MEDALLION LOAN TRUST III, as Borrower

By	/s/ Alvin Murstein
Name:	Alvin Murstein
Title:	Vice President

DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, as Agent and as the Committed Lender

By	/s/ Jayan Krishnan
Name:	Jayan Krishnan
Title:	Director

By	/s/ Lisa Montero
Name:	Lisa Montero
Title:	Assistant Vice President

AUTOBAHN FUNDING COMPANY LLC, as the Conduit Lender

By: DZ BANK AG DEUTSCHE ZENTRAL-GENOSSENSCHAFTSBANK, FRANKFURT AM MAIN, its Attorney-in-Fact

By	/s/ Jayan Krishnan
Name:	Jayan Krishnan
Title:	Director

By	/s/ Lisa Montero
Name:	Lisa Montero
Title:	Assistant Vice President

The undersigned hereby (i) acknowledges and consents to the foregoing Amendment, (ii) reaffirms all of its obligations under the Limited Recourse Guaranty and the other Loan Documents to which it is a party and (iii) acknowledges and agrees that the Limited Recourse Guaranty and such other Loan Documents remain in full force and effect.

MEDALLION FUNDING LLC

By	/s/ Marc Adelson
Name:	Marc Adelson
Title:	Chief Operating Officer